EXHIBIT 24.3

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly
authorized, in Santa Clara, California on this      day of May, 1995.


                                         INTEGRATED DEVICE TECHNOLOGY, INC.

                                         By:
                                         ------------------------------------
                                                  Leonard C. Perham
                                               Chief Executive Officer


                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

   That the undersigned officers and directors of Integrated Device Technology, Inc., a Delaware corporation, do hereby constitute and appoint Leonard C. Perham and William D. Snyder, and each of them, the lawful attorneys and agents or attorney and agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

   IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

       SIGNATURE                         TITLE                        DATE
--------------------- ---------------------------------------- ----------------


 ---------------------   Chairman of the Board                      May   , 1995
 D. John Carey


                        Chief Executive Officer, President and      May   , 1995
 ---------------------  Director (Principal Executive Officer)
 Leonard C. Perham


                        Vice President, Finance and Chief           May   , 1995
 ---------------------  Financial Officer (Principal Financial
 William D. Snyder      and Accounting Officer)

                        Director                                    May   , 1995
 ---------------------
 Carl E. Berg

 /s/ JOHN C. BOLGER     Director                                    May 18, 1995
 ---------------------
 John C. Bolger

                        Director                                    May   , 1995
 ---------------------
 Federico Faggin